Exhibit (k)(31)

LIMITED POWER OF ATTORNEY

Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Joshua Deringer, Stephen L. Nesbitt, and Ann Maurer, with full power of substitution and re-substitution, acting individually, as the undersigned’s true and lawful attorney-in-fact (each of such persons and their substitutes hereafter referred to as an “Attorney-in-Fact”), with full power and authority as hereinafter described on behalf of and in the undersigned’s name, place and stead, in any and all capacities to:

(1)	sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements relating to debt securities of the Cliffwater Corporate Lending Fund (the “Fund”) on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof;

(2)	prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(3)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, Board member, investment adviser and/or affiliate of an investment adviser of the Fund, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(4)	seek or obtain from any third party, as the undersigned’s representative and on the undersigned’s behalf, information regarding any transactions in securities involving the undersigned, and the undersigned hereby authorizes any such third parties to release any such information to any Attorney-in-Fact and further approves and ratifies any such release of information;

(5)	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and submit to the SEC, but not execute, any and all filings (including any amendments thereto) that are required to be made with such body; and

(6)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact’s discretion.

The undersigned hereby acknowledges that (a) the foregoing Attorneys-in-Fact are serving in such capacity at the request of the undersigned; (b) this Limited Power of Attorney authorizes, but does not require, each such Attorney-in-Fact to act in the Attorney-in-Fact’s discretion on information provided to such Attorney-in-Fact without independent verification of such information; (c) none of the Attorneys-in-Fact, and any law firm of which any such Attorney-in-Fact is an employee assumes (i) any liability for the undersigned’s responsibility to timely comply with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Investment Company Act of 1940, as amended (the “Company Act”), as applicable, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any liability for any action or inaction by an Attorney-in-Fact relating to their service as an account administrator for the undersigned’s EDGAR account; and (d) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with any of the undersigned’s reporting and other obligations under the Exchange Act, the Securities Act, or the Company Act, as applicable.

This Limited Power of Attorney will remain in full force and effect until the undersigned is no longer required to make filings with the SEC, unless earlier revoked as to any Attorney-in-Fact by the undersigned in a signed writing delivered to such Attorney-in-Fact. Notwithstanding the foregoing, if any such Attorney-in-Fact hereafter ceases to be at least one of the following: (1) an investment adviser, or an employe or officer of an investment adviser, to the undersigned, (2) an employee, officer, or trustee of the undersigned, or (3) a partner of Faegre Drinker Biddle & Reath LLP, then this Limited Power of Attorney will be automatically revoked solely as to such individual, immediately upon such cessation, without any further action by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of February 19, 2026.

/s/ Dominic Garcia
Signature

Dominic Garcia
Print Name

LIMITED POWER OF ATTORNEY

Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Joshua Deringer, Stephen L. Nesbitt, and Ann Maurer, with full power of substitution and re-substitution, acting individually, as the undersigned’s true and lawful attorney-in-fact (each of such persons and their substitutes hereafter referred to as an “Attorney-in-Fact”), with full power and authority as hereinafter described on behalf of and in the undersigned’s name, place and stead, in any and all capacities to:

(1)	sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements relating to debt securities of the Cliffwater Corporate Lending Fund (the “Fund”) on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof;

(2)	prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(3)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, Board member, investment adviser and/or affiliate of an investment adviser of the Fund, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(4)	seek or obtain from any third party, as the undersigned’s representative and on the undersigned’s behalf, information regarding any transactions in securities involving the undersigned, and the undersigned hereby authorizes any such third parties to release any such information to any Attorney-in-Fact and further approves and ratifies any such release of information;

(5)	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and submit to the SEC, but not execute, any and all filings (including any amendments thereto) that are required to be made with such body; and

(6)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact’s discretion.

The undersigned hereby acknowledges that (a) the foregoing Attorneys-in-Fact are serving in such capacity at the request of the undersigned; (b) this Limited Power of Attorney authorizes, but does not require, each such Attorney-in-Fact to act in the Attorney-in-Fact’s discretion on information provided to such Attorney-in-Fact without independent verification of such information; (c) none of the Attorneys-in-Fact, and any law firm of which any such Attorney-in-Fact is an employee assumes (i) any liability for the undersigned’s responsibility to timely comply with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Investment Company Act of 1940, as amended (the “Company Act”), as applicable, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any liability for any action or inaction by an Attorney-in-Fact relating to their service as an account administrator for the undersigned’s EDGAR account; and (d) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with any of the undersigned’s reporting and other obligations under the Exchange Act, the Securities Act, or the Company Act, as applicable.

This Limited Power of Attorney will remain in full force and effect until the undersigned is no longer required to make filings with the SEC, unless earlier revoked as to any Attorney-in-Fact by the undersigned in a signed writing delivered to such Attorney-in-Fact. Notwithstanding the foregoing, if any such Attorney-in-Fact hereafter ceases to be at least one of the following: (1) an investment adviser, or an employe or officer of an investment adviser, to the undersigned, (2) an employee, officer, or trustee of the undersigned, or (3) a partner of Faegre Drinker Biddle & Reath LLP, then this Limited Power of Attorney will be automatically revoked solely as to such individual, immediately upon such cessation, without any further action by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of February 19, 2026.

/s/ Paul J. Williams
Signature

Paul J. Williams
Print Name

LIMITED POWER OF ATTORNEY

Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Joshua Deringer, Stephen L. Nesbitt, and Ann Maurer, with full power of substitution and re-substitution, acting individually, as the undersigned’s true and lawful attorney-in-fact (each of such persons and their substitutes hereafter referred to as an “Attorney-in-Fact”), with full power and authority as hereinafter described on behalf of and in the undersigned’s name, place and stead, in any and all capacities to:

(1)	sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements relating to debt securities of the Cliffwater Corporate Lending Fund (the “Fund”) on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“SEC”) or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof;

(2)	prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the SEC a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(3)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, Board member, investment adviser and/or affiliate of an investment adviser of the Fund, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(4)	seek or obtain from any third party, as the undersigned’s representative and on the undersigned’s behalf, information regarding any transactions in securities involving the undersigned, and the undersigned hereby authorizes any such third parties to release any such information to any Attorney-in-Fact and further approves and ratifies any such release of information;

(5)	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and submit to the SEC, but not execute, any and all filings (including any amendments thereto) that are required to be made with such body; and

(6)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact’s discretion.

The undersigned hereby acknowledges that (a) the foregoing Attorneys-in-Fact are serving in such capacity at the request of the undersigned; (b) this Limited Power of Attorney authorizes, but does not require, each such Attorney-in-Fact to act in the Attorney-in-Fact’s discretion on information provided to such Attorney-in-Fact without independent verification of such information; (c) none of the Attorneys-in-Fact, and any law firm of which any such Attorney-in-Fact is an employee assumes (i) any liability for the undersigned’s responsibility to timely comply with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Investment Company Act of 1940, as amended (the “Company Act”), as applicable, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any liability for any action or inaction by an Attorney-in-Fact relating to their service as an account administrator for the undersigned’s EDGAR account; and (d) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with any of the undersigned’s reporting and other obligations under the Exchange Act, the Securities Act, or the Company Act, as applicable.

This Limited Power of Attorney will remain in full force and effect until the undersigned is no longer required to make filings with the SEC, unless earlier revoked as to any Attorney-in-Fact by the undersigned in a signed writing delivered to such Attorney-in-Fact. Notwithstanding the foregoing, if any such Attorney-in-Fact hereafter ceases to be at least one of the following: (1) an investment adviser, or an employe or officer of an investment adviser, to the undersigned, (2) an employee, officer, or trustee of the undersigned, or (3) a partner of Faegre Drinker Biddle & Reath LLP, then this Limited Power of Attorney will be automatically revoked solely as to such individual, immediately upon such cessation, without any further action by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of February 19, 2026.

/s/ Matthew E. Worley
Signature

Matthew E. Worley
Print Name